Exhibit 99.2

Neustar, Inc.

Supplemental Information

Earnings Report

May 2, 2013

Revenue by Segment

Segment Revenue ($ in 000s)	2012 Quarter Ended,				Full-Year	2013 Qtr Ended,
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Carrier Services
Numbering Services	110,489	110,896	111,726	111,504	444,615	118,140

Order Management Services	10,910	10,541	10,104	9,997	41,552	9,802

IP Services	2,974	4,910	3,372	4,662	15,918	4,229

Total Carrier Services revenue	124,373	126,347	125,202	126,163	502,085	132,171

Enterprise Services
Internet Infrastructure Services (IIS)	21,723	22,455	22,856	23,737	90,771	23,797

Registry Services	17,762	19,634	20,774	21,499	79,669	20,982

Total Enterprise Services revenue	39,485	42,089	43,630	45,236	170,440	44,779

Information Services
Identification Services	22,719	22,957	24,212	23,314	93,202	22,696

Verification & Analytics Services	8,236	9,821	13,078	14,322	45,457	11,361

Local Search & Licensed Data Services	4,769	5,248	5,050	5,137	20,204	5,409

Total Information Services revenue	35,724	38,026	42,340	42,773	158,863	39,466

Total consolidated revenue	199,582	206,462	211,172	214,172	831,388	216,416

Carrier Services:

Numbering Services – We operate and maintain authoritative databases for telephone number resources utilized by our carrier customers and manage the telephone number lifecycle. The services utilizing these databases are: NPAC Services in the United States and Canada, International LNP Services and Number Administration.

Order Management Services – Our Order Management Services (OMS) permit carrier customers, through a single interface, to exchange essential operating data with multiple carriers in order to provision and manage services.

IP Services – We provide scalable IP services to carriers which allow them to manage access for the routing of IP communications.

Enterprise Services:

Internet Infrastructure Services – We provide a suite of domain name systems (DNS) services to our enterprise customers built on a global directory platform. These services include Managed DNS, Monitoring and Load Testing, and IP Geolocation.

Registry Services – We operate the authoritative registries for certain Internet domain names and operate the authoritative U.S. Common Short Code (CSC) registry on behalf of wireless carriers in the United States. These services include the registry services for .biz, .us, .co, .tel and .travel domain names, as well as the registry for U.S. Common Short Codes.

Information Services:

Identification Services – Our real-time identification services include the provision of caller-name and related information to telephony providers, delivery of identity and other attribute data for use in call centers or in remarketing efforts, and geographic-based solutions for intelligent call routing, Web-based location lookup, and site planning.

Verification & Analytics Services – We provide verification services that allow clients to validate customer-provided information, enhance sales leads and assign quality ratings to maximize a prospect’s “reachability.” Our broad-based analytic capabilities also utilize real-time predictive scoring to determine which prospects are most likely to purchase, become a high-value customer or respond to a particular marketing campaign. We also provide an intelligent, privacy-friendly mechanism for delivering targeted, real-time advertising on the Internet.

Local Search & Licensed Data Services – We provide an online listing identity management solution that provides the essential tools to verify, enhance and manage the identity of local listings across the Web. We also maintain an expansive data repository that provides a more current alternative to Directory Listing and White Page compilations.

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Key Performance Metrics

Metrics	2012 Quarter Ended,				Full-Year	2013 Qtr Ended,
Revenue category	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Carrier Services
NPAC Services transactions (in thousands)	113,243	125,479	138,297	130,732	507,751	127,877

Functionality enhancements NPAC SOWs (in thousands)	$—	$—	$—	$—	$—	$—

Enterprise Services
Functionality enhancements SOWs (in thousands)	$42	$1,104	$1,893	$1,659	$4,698	$741

IIS queries (in billions)	982	986	1,051	1,116	4,135	1,082

IIS new customers	253	222	237	246	958	52

IIS upgrades	381	367	309	321	1,378	616

Registry - domain names under management (in thousands)	5,736	5,787	5,821	5,842	5,842	5,931

CSC - codes under management	4,667	4,681	4,895	4,963	4,963	4,866

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Expense by Type

by Quarter and as a Percentage of Revenue

($ in 000s)	2012 Quarter Ended,				Full-Year	2013 Qtr Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Revenue	199,582	206,462	211,172	214,172	831,388	216,416

Expense by type:
Cost of revenue (excl. depreciation & amortization)	44,898	46,127	46,339	48,601	185,965	49,297
% of Revenue	22%	22%	22%	23%	22%	23%

Sales and marketing	38,353	41,073	38,040	46,263	163,729	42,260
% of Revenue	19%	20%	18%	22%	20%	20%

Research and development	7,724	8,096	7,663	6,311	29,794	7,484
% of Revenue	4%	4%	4%	3%	4%	3%

General and administrative	20,993	20,091	20,915	19,798	81,797	21,882
% of Revenue	11%	10%	10%	9%	10%	10%

Depreciation and amortization	22,706	22,713	23,622	23,914	92,955	24,665
% of Revenue	11%	11%	11%	11%	11%	11%

Restructuring charges (recoveries)	522	2	(32)	(3)	489	2
% of Revenue	0%	0%	0%	0%	0%	0%

Total operating expense	135,196	138,102	136,547	144,884	554,729	145,590

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Expense Details

Other Details and Headcount

Stock-based compensation by type ($ in 000s)	2012 Quarter Ended,				Full-Year	2013 Qtr Ended,
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Cost of revenue	555	1,158	1,461	1,369	4,543	1,905

Sales and marketing	1,736	3,004	3,734	3,251	11,725	3,259

Research and development	359	561	589	492	2,001	550

General and administrative	1,251	2,326	3,253	2,959	9,789	3,243

Total stock-based compensation expense	3,901	7,049	9,037	8,071	28,058	8,957

Amortization of intangibles ($ in 000s)	12,572	12,571	12,569	12,569	50,281	12,372

Headcount by type	2012 Quarter Ended,				Full-Year	2013 Qtr Ended,
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Cost of revenue	659	674	673	671	671	687

Sales and marketing	461	470	470	493	493	505

Research and development	141	158	154	143	143	135

General and administrative	228	230	232	236	236	240

Total headcount	1,489	1,532	1,529	1,543	1,543	1,567

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

Neustar reports its results in accordance with generally accepted accounting principles in the United States (GAAP). In this section, Neustar is also providing certain non-GAAP financial measures and reconciliations from the most directly comparable GAAP measure. These non-GAAP financial measures have limitations and may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These reconciliations should be carefully evaluated. Prior disclosures of non-GAAP figures may not exclude the same items and as such should not be used for comparison purposes. Management believes that these measures enhance investors’ understanding of the company’s financial performance and the comparability of the company’s operating results to prior periods, as well as against the performance of other companies.

Reconciliation of Segment Contribution

($ in 000s)	2012 Quarter Ended,				Full-Year	2013 Qtr Ended,
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Segment contribution
Carrier Services	108,446	110,438	109,359	109,970	438,213	114,394

Enterprise Services	16,731	18,866	20,314	17,555	73,466	20,903

Information Services	18,014	16,991	24,064	18,222	77,291	17,768

Total segment contribution	143,191	146,295	153,737	145,747	588,970	153,065

Indirect operating expense:
Cost of revenue (excl. depreciation and amortization)	24,269	24,741	24,989	24,778	98,777	25,161

Sales and marketing	5,730	6,635	6,050	5,217	23,632	6,835

Research and development	4,860	4,431	4,270	3,083	16,644	4,284

General and administrative	20,718	19,413	20,213	19,470	79,814	21,292

Depreciation and amortization	22,706	22,713	23,622	23,914	92,955	24,665

Restructuring charges (recoveries)	522	2	(32)	(3)	489	2

Consolidated income from operations	64,386	68,360	74,625	69,288	276,659	70,826

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Adjusted Net Income from Continuing Operations

($ in 000s, except per share amounts)	Quarter Ended 2012,				Full-Year	Qtr Ended 2013,
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Net Income	33,962	38,592	45,753	37,780	156,087	33,764

Add: Stock-based compensation	3,901	7,049	9,037	8,071	28,058	8,957

Add: Amortization of acquired intangible assets	12,572	12,571	12,569	12,569	50,281	12,372

Add: Loss on debt modification and extinguishment (1)	—	—	—	—	—	10,886

Less: Adjustment for provision for income taxes (2)	(6,557)	(7,014)	(6,684)	(7,722)	(28,040)	(11,848)

Adjusted net income	43,878	51,198	60,675	50,698	206,386	54,131

Adjusted net income margin (3)	22%	25%	29%	24%	25%	25%

Adjusted net income per diluted share	$0.64	$0.75	$0.90	$0.75	$3.04	$0.80

Weighted average diluted common shares outstanding	68,478	67,887	67,623	67,762	67,956	67,614

(1)	Amount represents loss on debt modification and extinguishment related to the refinancing of the company’s 2011 credit facility.
(2)	Adjustment reflects the estimated tax effect of adjustments for stock-based compensation expense, loss on debt modification and extinguishment and amortization of acquired intangible assets based on the effective tax rate for the applicable period.
(3)	Adjusted net income margin is a measure of adjusted net income as a percentage of revenue.

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Adjusted EBITDA

($ in 000s)	Quarter Ended 2012,				Full-Year	Qtr Ended 2013,
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2012	Mar 31,
Net Income	33,962	38,592	45,753	37,780	156,087	33,764

Add: Provision for income taxes	22,460	21,474	20,495	22,584	87,013	19,641

Add: Interest expense	8,613	8,254	8,622	8,711	34,200	6,565

Add: Depreciation and amortization	22,706	22,713	23,622	23,914	92,955	24,665

Add: Non-cash other (income) and expense, net (1)	(420)	150	(105)	330	(45)	111

Add: Stock-based compensation	3,901	7,049	9,037	8,071	28,058	8,957

Add: Restructuring charges (recoveries)	522	2	(32)	(3)	489	2

Add: Other adjustments (2)	—	—	—	—	—	10,975

Less: Interest income	(229)	(110)	(140)	(117)	(596)	(141)

Adjusted EBITDA	91,515	98,124	107,252	101,270	398,161	104,539

(1)	Amounts represent loss on foreign currency transactions, realized gains on available-for-sale investments and loss on asset disposals.
(2)	Amount represents the loss on debt modification and extinguishment related to the refinancing of the company’s 2011 credit facility and certain non-capitalized charges incurred in connection with the company’s financing activities.

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